AMENDED

DEBTOR: Persecon Corporation

CASE NUMBER 16-24435 RKM

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period Ending: 5/23/2016 to 5/31/2016

Accounting Method: [X] Accrual Basis [ ] Cash Basis

THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
[X]	[ ]	1. Cash Receipts and Disursements Statement (Form 2-B)
[X]	[ ]	2. Balance Sheet (Form 2-C)
[X]	[ ]	3. Profit and Loss Statement (Form 2-D)
[X]	[ ]	4. Supporting Schedules (Form 2-E)
[X]	[ ]	5. Quarterly Fee Summary (Form 2-F)
[X]	[ ]	6. Narrative (Form 2-G)
[X]	[ ]	7. Bank Statements for All Bank Accounts IMPORTANT: Redact account numbers and remove check images
[X]	[ ]	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 8/23/2016

Print Name: Clinton E. Carnell Jr.

Signature: [signature]

Title: CEO and President

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 5/23/16 to 5/31/16

CASH FLOW SUMMARY		Current Month		Accumulated	
1. Beginning Cash Balance	$	278,088.92 (1)	$	278,088.92 (1)	
2. Cash Receipts					
Operations		-		-	
Sale of Assets		-		-	
Loans/advances		-		-	
Other		7.86		7.86	
Total Cash Receipts	$	7.86	$	7.86	
3. Cash Disbursements					
Operations		(13,790.02)		(13,790.02)	
Debt Service/Secured loan payment		-		-	
Professional fees/U.S. Trustee fees		-		-	
Other		-		-	
Total Cash Disbursements	$	(13,790.02)	$	(13,790.02)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		13,797.88		13,797.88	
5 Ending Cash Balance (to Form 2-C)	$	291,886.80 (2)	$	291,886.80 (2)	

CASH BALANCE SUMMARY	Financial Institution		Book Balance
Petty Cash		$	-
DIP Operating Account	Wells Fargo xxxx-1802		260,873.59
DIP State Tax Account			-
DIP Payroll Account	Wells Fargo xxxx-5217		4,665.12
Other Operating Account	Wells Fargo CC security deposit		25,000.00
Other Interest-bearing Account	Wells Fargo MM xxxx-8458		1,348.09
TOTAL (must agree with Ending Cash Balance above)		$	291,886.80 (2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.
(2) All cash balances should be the same.

DEBTOR: **Perseon Corporation** **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 5/23/16 to 5/31/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-1802**
(attach additional sheets as necessary)

Date	Payer	Description	Amount
	None		$ -

Total Cash Receipts	$ - (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: **Perseon Corporation** **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 5/23/16 to 5/31/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-8458**
(attach additional sheets as necessary)

Date	Payer	Description		Amount
5/31/16	Wells Fargo	Interest Income	$	7.86

Total Cash Receipts $ 7.86 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 5/23/16 to 5/31/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-1802**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
5/27/16	Void ck 31172	Merit Medical	Inventory	(1,250.60)
5/27/16	Void ck 31298	Harold Wolcott	Board fees	(12,500.00)
5/27/16	Void ck 31211	Questar Gas	Utilities	(49.42)

Total Cash Disbursements $ (13,800.02) (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 5/23/16 to 5/31/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-8458**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
5/31/16	EFT	Wells Fargo	Bank service charges	$ 10.00

Total Cash Disbursements $ 10.00 (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: 5/23/16 to 5/31/16

			Current Month		(Book Value) Petition Date (1)
ASSETS					
Current Assets:					
Cash (from Form 2-B, line 5)		$	291,886.80	$	278,088.92
Accounts Receivable (from Form 2-E)			584,215.44		522,640.44
Receivable from Officers, Employees, Affiliates			-		-
Inventory			799,607.99		853,395.33
Other Current Assets :(List)	Prepaid insurance		72,162.05		83,323.54
	Deposits		107,888.91		107,888.91
Total Current Assets		$	1,855,761.19	$	1,845,337.14
Fixed Assets:					
Land		$	-	$	-
Building			-		-
Equipment, Furniture and Fixtures			831,845.78		831,845.78
Total Fixed Assets			831,845.78		831,845.78
Less: Accumulated Depreciation		(	676,275.43)	(	671,402.40)
Net Fixed Assets		$	155,570.35	$	160,443.38
Other Assets (List):			-		-
			-		-
TOTAL ASSETS		$	2,011,331.54	$	2,005,780.52
LIABILITIES					
Post-petition Accounts Payable (from Form 2-E)		$	32,175.19	$	-
Post-petition Accrued Profesional Fees (from Form 2-E)			58,691.32		-
Post-petition Taxes Payable (from Form 2-E)			-		-
Post-petition Notes Payable			-		-
Other Post-petition Payable(List):	Attached list		-		-
			-		-
Total Post Petition Liabilities		$	90,866.51	$	-
Pre Petition Liabilities:					
Secured Debt			39,745.32		39,745.32
Priority Debt			51,787.72		51,787.72
Unsecured Debt			2,440,041.67		2,432,160.41
Total Pre Petition Liabilities		$	2,531,574.71	$	2,523,693.45
TOTAL LIABILITIES		$	2,622,441.22	$	2,523,693.45
OWNERS' EQUITY					
Owner's/Stockholder's Equity		$	68,532,407.88	$	68,532,407.88
Retained Earnings - Prepetition			(69,086,387.20)		(69,050,320.81)
Retained Earnings - Post-petition			(57,130.36)		-
TOTAL OWNERS' EQUITY		$	(611,109.68)	$	(517,912.93)
TOTAL LIABILITIES AND OWNERS' EQUITY		$	2,011,331.54	$	2,005,780.52

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 5/23/16 **to** 5/31/16

		Current Month		Accumulated Total (1)
Gross Operating Revenue	$	126,975.00	$	126,975.00
Less: Discounts, Returns and Allowances	(	-)	(	-)
Net Operating Revenue	$	126,975.00	$	126,975.00
Cost of Goods Sold		30,925.48		30,925.48
Gross Profit	$	96,049.52	$	96,049.52
Operating Expenses				
Officer Compensation	$	-	$	-
Selling, General and Administrative		91,118.87		91,118.87
Rents and Leases		-		-
Depreciation, Depletion and Amortization		3,377.55		3,377.55
Other (list): ____________		-		-
____________		-		-
Total Operating Expenses	$	94,496.42	$	94,496.42
Operating Income (Loss)	$	1,553.10	$	1,553.10
Non-Operating Income and Expenses				
Other Non-Operating Expenses	$	-	$	-
Gains (Losses) on Sale of Assets		-		-
Interest Income		7.86		7.86
Interest Expense		-		-
Other Non-Operating Income		-		-
Net Non-Operating Income or (Expenses)	$	7.86	$	7.86
Reorganization Expenses				
Legal and Professional Fees	$	58,691.32	$	58,691.32
Other Reorganization Expense		-		-
Total Reorganization Expenses	$	58,691.32	$	58,691.32
Net Income (Loss) Before Income Taxes	$	(57,130.36)	$	(57,130.36)
Federal and State Income Tax Expense (Benefit)		-		-
NET INCOME (LOSS)	$	(57,130.36)	$	(57,130.36)

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 5/23/16 **to** 5/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:						
Federal	$ -	$ 2,055.15	$ -	All taxes are paid to Surepayroll with each payroll		$ 2,055.15
State	-	722.99	-			722.99
FICA Tax Withheld	-	1,238.07	-			1,238.07
Employer's FICA Tax	-	1,238.07	-			1,238.07
Unemployment Tax						
Federal	-	8.40	-			8.40
State	-	17.90	-			17.90
Sales, Use & Excise Taxes	-	-	-			-
Property Taxes	-	-	-			-
Accrued Income Tax:						
Federal	-	-	-			-
State	-	-	-			-
Other:________	-	-	-			-
TOTALS	$ -	$ 5,280.58	$ -			$ 5,280.58

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers' Compensation	Traveler's	$ 1,000,000	4/20/17	$ 10/20/16
General Liability	Traveler's	$ 7,000,000	8/31/16	$ 8/31/16
Property (Fire, Theft)	Included in General Liab	$		$
Vehicle	Traveler's	$ 1,000,000	8/31/16	$ 8/31/16
Other (list): Umbrella	Traveler's	$ 4,000,000	8/31/16	$ 8/31/16

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 5/23/16 **to** 5/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	**Accounts Receivable**	**Post Petition Accounts Payable**
Under 30 days	$ 126,975.00	$ 32,175.19
30 to 60 days		-
61 to 90 days		-
91 to 120 days		-
Over 120 days		-
Total Post Petition	126,975.00	
Pre Petition Amounts	523,720.44	
Total Accounts Receivable	$ 650,695.44	
Less: Bad Debt Reserve	(66,480.00)	
Net Accounts Receivable (to Form 2-C)	$ 584,215.44	
	Total Post Petition Accounts Payable	$ 32,175.19

**** Attach a detail listing of accounts receivable and post-petition accounts payable***

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	**Current Month's Accrual**	**Paid in Current Month**	**Date of Court Approval**	**Month-end Balance Due ***
Debtor's Counsel	$ 25,000.00	$ 50,949.38	$		$ 50,949.38
Counsel for Unsecured Creditors' Committee	-	-	-		-
Trustee's Counsel	-	-	-		-
Accountant	-	2,580.65	-		2,580.65
Other: David Green	-	5,161.29	-		5,161.29
Total	$ 25,000.00	$ 58,691.32	$ -		$ 58,691.32

***Balance due to include fees and expenses incurred but not yet paid.**

*SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES***

Payee Name	Position	Nature of Payment	Amount
None			$ 0

****List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.**

Perseon Corporation
Accounts Receivable Detail

CASE NO: 16-24435 RKM

For Period: 5/31/16

Customer	Pre Petition						Post Petition						Combined
	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Pre and Post
ADA	-	-	-	-	46,788.97	46,788.97	-	-	-	-	-	-	46,788.97
Appleton	11,625.00	20,550.00		1,850.00	12,000.00	46,025.00	14,250.00					14,250.00	60,275.00
Boston						-	56,000.00					56,000.00	56,000.00
CEA					32,321.66	32,321.66						-	32,321.66
Comed	7,200.00	32,400.00				39,600.00	3,600.00					3,600.00	43,200.00
KOL	1,425.00	10,950.00	5,175.00		928.11	18,478.11	5,700.00					5,700.00	24,178.11
Mayo		18,000.00	33,000.00			51,000.00						-	51,000.00
Micromedics					10,264.29	10,264.29						-	10,264.29
Rhode Island	12,150.00	1,497.41				13,647.41						-	13,647.41
Roger Williams		4,050.00				4,050.00						-	4,050.00
Terumo		7,685.00	239,375.00			247,060.00						-	247,060.00
Miriam	2,700.00					2,700.00						-	2,700.00
University HC						-	35,000.00					35,000.00	35,000.00
Univ Med and Dent	3,885.00	7,820.00			80.00	11,785.00	6,525.00					6,525.00	18,310.00
VA						-	5,900.00					5,900.00	5,900.00
						-						-	-
Totals	38,985.00	102,952.41	277,550.00	1,850.00	102,383.03	523,720.44	126,975.00	-	-	-	-	126,975.00	650,695.44
Less: Bad Debt Reserve													(66,480.00)
Net Receivables													584,215.44

C:\Users\astill\Google Drive\Perseon\Bankruptcy\MOR reports\Stub MOR\MOR Form Stub Period.Dorsey.V2.xlsx
Form 2E_2 Detail AR

Persoon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RAM

For Period: 6/30/16

Customer	Pre Petition: Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Post Petition: Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
ADT					2,016.44	2,016.44						-
American shredding					238.40	238.40						-
American Western					16,000.00	16,000.00						-
Anthony Weeks					4,000.00	4,000.00						-
Appleton						-						-
Aramark					604.54	604.54						-
Ariel Duke						-	580.51					580.51
Arrow					20,088.82	20,088.82						-
Atlas			5,673.00			5,673.00						-
BACS			9,316.98		46,928.38	56,245.36	940.80					940.80
Ben Beckham						-	3,750.80					3,750.80
Brenda Novak	321.00	713.50				1,034.50						-
Broadridge	781.06					781.06						-
Cargo Link		32.89				32.89						-
Carol Freesier						-	1,386.80					1,386.80
CEA		12,294.80	4,524.04			16,818.84						-
Certify					576.00	576.00						-
Chorus Call					680.96	680.96						-
Clinton Carnell	20,690.00					20,690.00						-
Cognizant					3,580.00	3,580.00						-
Cole Parmer				42.76		42.76						-
Comcast	127.30					127.30						-
Comcast					1,337.18	1,337.18						-
Comed	1,500.00	5,980.80				7,480.80						-
Compendben		38,680.80				38,680.80						-
Converge					2,482.04	2,482.04						-
CT		50.80	275.00	1,310.80		1,635.80						-
David Green		7,580.80				7,580.80	5,750.80					5,750.80
De Lage	443.69					443.69						-
DEKRA						-		-				-
Dennis Green					3,080.00	3,080.00						-
Domo					33,055.00	33,055.00						-
Dorsey					(0.01)	(0.01)	50,949.28					50,949.28
Doug Wilkes						-	583.37					583.37
DOS					2,680.00	2,680.00						-
Eclipse					20,080.00	20,080.00						-
EDD						-	40.73					40.73
Elcon					1,381.21	1,381.21						-
Express					49.42	49.42						-
Farmer John					680.00	680.00						-
Fedex		1,289.18	48.01			1,339.18						-
Financial Profiles					19,048.27	19,048.27						-
First Digital			11.45	117.85	235.10	364.40						-
Flexpak					2,272.94	2,272.94						-
FP Mailing		142.80				142.80						-
Harold Walcott	12,500.00					12,500.00						-
HealthSTAR					41,138.24	41,138.24						-

Perseon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 6/30/16

	********Pre Petition********						********Post Petition********					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Henriksen Butler					37,000.00	37,000.00						-
Hogan					6,198.62	6,198.62						-
Holland	(10.00)					(10.00)						-
Integra					4.79	4.79						-
Iron Mtn			158.36	157.32	319.62	635.30	157.32					157.32
Jean Yves					3,500.00	3,500.00						-
John Green						-	200.00					200.00
Juliene Cray					7,500.00	7,500.00						-
Keith Barnes						-	1,214.83					1,214.83
Knapp					60,000.00	60,000.00						-
Kristine Bates					1,600.00	1,600.00						-
Latham					21,706.25	21,706.25						-
Life Science		380.00				380.00						-
Litho					1,198.88	1,198.88						-
Mark Housekeeper						-	1,082.80					1,082.80
MegaPath			27,101.85	6,449.20	7,664.80	41,215.85						-
Merit					26,729.23	26,729.23						-
Merrill			3,277.68	2,715.82	18,501.26	24,492.46						-
Modellers					49,752.00	49,752.00						-
Mouser			12.97			12.97						-
MultiLing				(650.00)	8,979.20	8,329.20						-
Nasdaq				55,000.00	21,685.50	76,685.50						-
Newark					217.07	217.07						-
Nixon				535.86	44,506.74	45,042.60						-
North American					689.25	689.25						-
Parsons Behle					2,083.60	2,083.60						-
PCB					8,430.41	8,430.41						-
Perelson					2,180.75	2,180.75						-
Pinnacle					450.00	450.00						-
Plastic Fab					(241.35)	(241.35)						-
Progressive				1,783.87		1,783.87						-
Pure Water					783.17	783.17						-
Quality Plating				352.85		352.85						-
Republic					632.68	632.68						-
Revenue Cycle					3,500.00	3,500.00						-
Robert Risk						-	135.00					135.00
Rocky Mountain					2,215.14	2,215.14						-
Ryan Pedterson					2,075.00	2,075.00						-
Somacis					2,000.00	2,000.00						-
Standard Parking					2,070.00	2,070.00						-
Sterigenics		1,050.00				1,050.00						-
Strong Hanni					4,428.20	4,428.20						-
Sure Systems					1,091.97	1,091.97						-
Surepayroll						-	16,759.34					16,759.34
Surface Solutions					582.47	582.47						-
Tailfin					15,500.00	15,500.00						-
TalentCare					1,000.00	1,000.00						-

Perseon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 6/30/16

Customer	Pre Petition Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Technology Assessment					700.00	180.00
Terminix					100.00	183.00
Thorpe North					5,279.68	5,279.88
Three Seeds					19,837.58	19,907.50
THT Consulting						-
Travelers						-
TUV Rheinland						-
U of L Surgery					40,800.00	43,080.00
U of U					70.00	70.00
Verasity			1,814.48		5,824.58	6,639.94
Veritas						-
Verizon Wireless					1,537.53	1,537.53
Verizon Wireless				267.23	1,103.23	1,370.46
Vernay Labs					11,561.18	11,561.76
Whipsaw					28,102.00	28,182.00
Worldwide Express			85.07	20.65		105.72
						-
						-
						-
						-
						-
						-
						-
						-
						-
Totals	38,553.11	67,942.47	52,299.71	88,188.31	782,820.14	828,821.34
Less: Professional Fees separately stated						
Net Payables						

Customer	Post Petition Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Technology Assessment						-
Terminix						-
Thorpe North						-
Three Seeds						-
THT Consulting	1,580.00					1,580.00
Travelers		-				-
TUV Rheinland		-				-
U of L Surgery						-
U of U						-
Verasity						-
Veritas	3,980.00					3,980.00
Verizon Wireless						-
Verizon Wireless						-
Vernay Labs						-
Whipsaw						-
Worldwide Express						-
						-
						-
						-
						-
						-
						-
						-
						-
						-
Totals	88,874.57	-	-	-	-	88,874.57
Less: Professional Fees separately stated	(56,695.38)	-				(56,695.38)
Net Payables	32,179.19	-	-	-	-	32,179.19

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-F
QUARTERLY FEE SUMMARY *
For the Month Ended: 5/31/16

Month	Year	Cash Disbursements **	Quarterly Fee Due	Check No.	Date Paid
January		$ -			
February		-			
March		-			
TOTAL 1st Quarter		$ -	$		
April		$ -			
May		(13,790.02) (1)			
June		-			
TOTAL 2nd Quarter		$ -	$		
July		$ -			
August		-			
September		-			
TOTAL 3rd Quarter		$ -	$		
October		$ -			
November		-			
December		-			
TOTAL 4th Quarter		$ -	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

NOTES: '(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-G
NARRATIVE
For the Month Ended: 5/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On May 23, 2016, Perseon Corporation filed a voluntary petition under chapter 11 of the United States Bankruptcy Code in the United States District Court for the District of Utah, thereby commencing the bankruptcy case styled as In re Perseon Corp., Case No. 16-24435. On May 23, 2016, the Debtor filed its Schedules, Statement of Financial Affairs, and a series of "first day motions" seeking Bankruptcy Court authority to continue to pay the Debtor's employees, insurance providers, and taxes as necessary, and to allow the Debtor to continue to use its prepetition bank accounts. The Bankruptcy Court held a hearing on the Debtor's first day motions on May 24, 2016 and entered interim orders approving those motions.

On May 24, 2016, the Debtor filed a motion seeking Bankruptcy Court approval of the Debtor's entry into an asset purchase agreement with MedLink Technologies, LLC, which, if granted, will allow the Debtor to sell substantially all of its assets.

DEBTOR: Perseon Corporation

MONTHLY OPERATING REPORT
CHAPTER 11

CASE NUMBER 16-24435 RKM

Form 2-A
COVER SHEET

For Period Ending: 6/30/16

Accounting Method: [X] Accrual Basis [ ] Cash Basis

THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
[X]	[ ]	1. Cash Receipts and Disursements Statement (Form 2-B)
[X]	[ ]	2. Balance Sheet (Form 2-C)
[X]	[ ]	3. Profit and Loss Statement (Form 2-D)
[X]	[ ]	4. Supporting Schedules (Form 2-E)
[X]	[ ]	5. Quarterly Fee Summary (Form 2-F)
[X]	[ ]	6. Narrative (Form 2-G)
[X]	[ ]	7. Bank Statements for All Bank Accounts IMPORTANT: Redact account numbers and remove check images
[X]	[ ]	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 8/23/2016

Print Name: Clinton E. Carnell Jr.

Signature: [signature]

Title: CEO and President

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/1/16 to 6/30/16

CASH FLOW SUMMARY		Current Month			Accumulated
1. Beginning Cash Balance	$	291,886.80	(1)	$	278,088.92
2. Cash Receipts					
Operations		368,450.00			368,450.00
Sale of Assets		-			-
Loans/advances		850,000.00			850,000.00
Other		8,721.16			8,729.02
Total Cash Receipts	$	1,227,171.16		$	1,227,179.02
3. Cash Disbursements					
Operations		189,757.90			175,967.88
Debt Service/Secured loan payment		-			-
Professional fees/U.S. Trustee fees		55,261.40			55,261.40
Other		10.00			10.00
Total Cash Disbursements	$	245,029.30		$	231,239.28
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		982,141.86			995,939.74
5 Ending Cash Balance (to Form 2-C)	$	1,274,028.66	(2)	$	1,274,028.66

CASH BALANCE SUMMARY	Financial Institution		Book Balance
Petty Cash		$	-
DIP Operating Account	Wells Fargo xxxx-1802		1,243,025.28
DIP State Tax Account			-
DIP Payroll Account	Wells Fargo xxxx-5217		4,665.12
Other Operating Account	Wells Fargo CC security deposit		25,000.00
Other Interest-bearing Account	Wells Fargo MM xxxx-8458		1,338.26
TOTAL (must agree with Ending Cash Balance above)		$	1,274,028.66

(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.
(2) All cash balances should be the same.

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/1/16 to 6/30/16

CASH RECEIPTS DETAIL **Account No:** Wells Fargo xxxx-1802
(attach additional sheets as necessary)

Date	Payer	Description	Amount
	SEE ATTACHED		$ 1,227,170.99

Total Cash Receipts $ 1,227,170.99 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Form 2-B **Account No: WF xxx-1802**
Cash Receipts
June 1 - 30, 2016

Payer	Description	Date	Amount
Comed Medical Specialties	A/R Receipt	6/1/2016	8,400.00
Mayo Foundation	A/R Receipt	6/1/2016	33,000.00
University Health Care	A/R Receipt	6/6/2016	30,500.00
Comed Medical Specialties	A/R Receipt	6/7/2016	2,400.00
Comed Medical Specialties	A/R Receipt	6/9/2016	2,500.00
University Health Care	A/R Receipt	6/9/2016	4,500.00
IRS	Form 940 Refund	6/11/2016	1,979.77
VA FSC	A/R Receipt	6/15/2016	5,900.00
Comed Medical Specialties	A/R Receipt	6/16/2016	4,800.00
University Health Care	A/R Receipt	6/17/2016	7,820.00
IRS	Form 720 refund	6/21/2016	6,256.96
Medlink/Scion	Asset purchase deposit	6/22/2016	850,000.00
Mayo Foundation	A/R Receipt	6/24/2016	18,000.00
Comed Medical Specialties	A/R Receipt	6/24/2016	3,600.00
Federal Express	Refund	6/30/2016	484.26
Terumo Europe N.V.	A/R Receipt	6/30/2016	247,030.00
	Total Cash Receipts		**1,227,170.99**

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 6/1/16 to 6/30/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-8458**

(attach additional sheets as necessary)

Date	Payer	Description	Amount
6/30/16	Wells Fargo	Interest Income	$ 0.17

Total Cash Receipts $ 0.17 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/1/16 to 6/30/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-1802**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
	SEE ATTACHED			$ 245,019.30

Total Cash Disbursements $ 245,019.30 (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Form 2-B
Cash Disbursements
June 1 - 30, 2016

Account No: WF Xxx-1802

Payee	Check No.	Date	Description (Purpose)	Amount
Vernay Laboraties	Void: CK031296	6/1/2016	R&D Testing	-5,781.76
Utah State Tax Comm.	Handcheck: EFT#Q4 2015 SALES USE	6/1/2016	Sales & Use Tax Return	319.77
John Groen	Check: CK031302	6/3/2016	R&D Services	230.00
Risk Consulting	Check: CK031303	6/3/2016	R&D Services	135.00
EDD	Check: CK031304	6/3/2016	Payroll Tax Return	40.73
Select Health	Check: CK031305	6/3/2016	Health Insurance	6,585.00
Ben Beckham	Check: CK031306	6/3/2016	Sales & Mktg Services	3,750.00
BACS	Check: CK031307	6/3/2016	IT Tech Support	940.00
Veritas Mgmt Corp	Check: CK031308	6/3/2016	CE Mark Services	3,900.00
KAX	Check: CK031309	6/3/2016	Office Rent	3,913.00
THT Consulting	Check: CK031310	6/3/2016	Sales & Mktg Services	1,500.00
SurePayroll	Handcheck: EFT#ACH 2016.06.03	6/3/2016	Payroll and Payroll Taxes PPE 5/16-5/31/16	16,759.34
Mark Housekeeper	Handcheck: EFT#PPE 05.31.2016 1	6/3/2016	Travel Expenses	1,002.89
Ariel Duke	Handcheck: EFT#PPE 05.31.2016 2	6/3/2016	Office Supplies Reimbursements	596.51
Doug Wilkes	Handcheck: EFT#PPE 05.31.2016 3	6/3/2016	Supplies and Travel Reimbursements	553.37
Clint Camell	Handcheck: EFT#PPE 05.31.2016 4	6/3/2016	Travel Expenses	20,890.06
WCIO	Check: CK031311	6/6/2016	Trade Show Booth-Boston	5,500.00
Keith Barnes	Check: CK031312	6/6/2016	R&D Services	1,214.03
Federal Express	Check: CK031313	6/7/2016	Shipping Charges	185.78
De Lage Landen	Check: CK031314	6/7/2016	Monthly Payment 2 Office Copiers	897.43
Comcast	Check: CK031315	6/9/2016	Monthly Phone and Internet Charge	127.30
Wells Fargo	Check: CK031316	6/11/2016	Corporate Credit Card Travel Expenses	533.40
Federal Express	Check: CK031317	6/16/2016	Shipping Charges	484.26
Ben Beckham	Check: CK031318	6/16/2016	Sales & Mktg Services	6,992.06
Veritas Mgmt Corp	Check: CK031319	6/16/2016	CE Mark Services	6,412.50
Wells Fargo	Check: CK031320	6/16/2016	Corporate Credit Card Travel Expenses	1,090.35
Dirk Cooley	Check: CK031321	6/16/2016	R&D Services	723.02
Utah State Tax Comm.	Handcheck: EFT#Q1 2016 WT	6/17/2016	Payroll Tax Return	756.17
SurePayroll	Handcheck: EFT#PR 2016.06.17	6/17/2016	Payroll & Payroll Taxes PPE 6/1-6/15/16	40,321.17
Riley Astill	Handcheck: EFT#PR 2016.06.20 A	6/20/2016	Accounting Services	10,000.00
Carol Freasier	Handcheck: EFT#PR 06.20.2016 1	6/20/2016	R&D Services	692.00
David Green	Handcheck: EFT#PR 06.20.2016 3	6/20/2016	Operations & Admin Services	30,096.96
Mark Housekeeper	Handcheck: EFT#PR 06.20.2016 4	6/20/2016	Sales & Mktg Services	4,270.38
Doug Wilkes	Handcheck: EFT#PR 06.20.2016 5	6/20/2016	Supplies and Travel Reimbursements	131.80
Michael Dachman	Handcheck: EFT#PR 06.20.2016 6	6/20/2016	Travel Expenses	2,590.22
Utah State Tax Comm.	Handcheck: EFT#2016.06.21	6/21/2016	Sales and Use Tax Return	134.28
Federal Express	Handcheck: EFT#06.21.2016	6/21/2016	Shipping Charges	484.26
Ariel Duke	Handcheck: EFT#PR 06.20.2016 2	6/24/2016	Office Supplies Reimbursements	63.34
Carol Freasier	Handcheck: EFT#PR 06.20.2016 7	6/24/2016	R&D Services	2,068.00
Sterigenics	Check: CK031322	6/29/2016	Inventory	1,050.00
Ben Beckham	Check: CK031323	6/29/2016	Sales & Mktg Services	3,287.19
BACS	Check: CK031324	6/29/2016	IT Tech Support	2,130.00
KAX	Check: CK031325	6/29/2016	Office Rent	3,913.00
Comcast	Check: CK031326	6/29/2016	Monthly Phone and Internet Charge	209.99
Risk Consulting	Check: CK031327	6/29/2016	R&D Services	1,477.50
Keith Barnes	Check: CK031328	6/29/2016	R&D Services	600.00
Veritas Mgmt Corp	Check: CK031329	6/29/2016	CE Mark Services	6,937.50
Keith Barnes	Void: CK031328	6/29/2016	R&D Services	-600
Keith Barnes	Check: CK031330	6/29/2016	R&D Services	554.10
Riley Astill	Handcheck: EFT#PR 2016.06.30 02	6/29/2016	Accounting Services	5,164.44
Ariel Duke	Handcheck: EFT#PR 2016.06.30 01	6/30/2016	Office Supplies Reimbursements	48.07
Doug Wilkes	Handcheck: EFT#PR 2016.06.30 03	6/30/2016	Supplies and Travel Reimbursements	548.93
Jeremy Ellis	Handcheck: EFT#PR 2016.06.30	6/30/2016	R&D Services	1,299.18
Devin Ellis	Handcheck: EFT#PR 2016.06.30 05	6/30/2016	R&D Services	950.00
Michael Dachman	Handcheck: EFT#PR 2016.06.30 06	6/30/2016	Travel Expenses	24.57
Mark Housekeeper	Handcheck: EFT#PR 2016.06.30 07	6/30/2016	Travel Expenses	502.21
Carol Freasier	Handcheck: EFT#PR 2016.06.30 08	6/30/2016	R&D Services	2,560.00
Clint Camell	Handcheck: EFT#PR 2016.06.30 09	6/30/2016	Travel Expenses	15,806.61
David Green	Handcheck: EFT#PR 2016.06.30 10	6/30/2016	Operations & Admin Services	10,000.00
SurePayroll	Handcheck: EFT#PR 2016.06.30 11	6/30/2016	Payroll and Payroll Taxes PPE 6/15-6/30/16	15,309.82
SurePayroll	Sure PR fee 05.31.2016	6/2/2016	Payroll Fee	91.99
Wells Fargo Merchant Svcs.	Bankcard Interchange Fee	6/10/2016	Credit Card Processing Fees	1,035.18
Wells Fargo Merchant Svcs.	Bankcard Discount Fee	6/10/2016	Credit Card Processing Fees	680.80
Wells Fargo Merchant Svcs.	Bankcard Fee	6/10/2016	Credit Card Processing Fees	48.72
Wells Fargo Merchant Svcs.	Service charge	6/13/2016	Credit Card Processing Fees	286.88
	Total Cash Disbursements			**245,019.30**

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/1/16 to 6/30/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-8458**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/30/16	EFT	Wells Fargo	Bank service charges	$ 10.00

Total Cash Disbursements $ 10.00 (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: 6/30/16

		Current Month	(Book Value) Petition Date (1)
ASSETS			
Current Assets:			
Cash (from Form 2-B, line 5)		$ 1,274,028.66	$ 278,088.92
Accounts Receivable (from Form 2-E)		351,590.44	522,640.44
Receivable from Officers, Employees, Affiliates		-	-
Inventory		774,007.99	853,395.33
Other Current Assets :(List)	Prepaid insurance	63,535.03	83,323.54
	Deposits	103,975.91	107,888.91
Total Current Assets		$ 2,567,138.03	$ 1,845,337.14
Fixed Assets:			
Land		$ -	$ -
Building		-	-
Equipment, Furniture and Fixtures		831,845.78	831,845.78
Total Fixed Assets		831,845.78	831,845.78
Less: Accumulated Depreciation		(681,874.78)	(671,402.40)
Net Fixed Assets		$ 149,971.00	$ 160,443.38
Other Assets (List):		-	-
		-	-
TOTAL ASSETS		$ 2,717,109.03	$ 2,005,780.52
LIABILITIES			
Post-petition Accounts Payable (from Form 2-E)		$ 26,479.64	$ -
Post-petition Accrued Profesional Fees (from Form 2-E)		145,276.83	-
Post-petition Taxes Payable (from Form 2-E)		-	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):		-	-
		-	-
Total Post Petition Liabilities		$ 171,756.47	$ -
Pre Petition Liabilities:			
Secured Debt (Rcvd $850K from stalking horse bidder in June)		888,847.89	39,745.32
Priority Debt		51,787.72	51,787.72
Unsecured Debt		2,400,664.80	2,432,160.41
Total Pre Petition Liabilities		$ 3,341,300.41	$ 2,523,693.45
TOTAL LIABILITIES		$ 3,513,056.88	$ 2,523,693.45
OWNERS' EQUITY			
Owner's/Stockholder's Equity		$ 68,532,407.88	$ 68,532,407.88
Retained Earnings - Prepetition		(69,086,387.20)	(69,050,320.81)
Retained Earnings - Post-petition		(241,968.53)	-
TOTAL OWNERS' EQUITY		$ (795,947.85)	$ (517,912.93)
TOTAL LIABILITIES AND OWNERS' EQUITY		$ 2,717,109.03	$ 2,005,780.52

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-D
PROFIT AND LOSS STATEMENT
For Period 6/1/16 **to** 6/30/16

	Current Month	Accumulated Total (1)
Gross Operating Revenue	$ 135,855.00	$ 262,830.00
Less: Discounts, Returns and Allowances	(-)	(-)
Net Operating Revenue	$ 135,855.00	$ 262,830.00
Cost of Goods Sold	28,554.66	59,480.14
Gross Profit	$ 107,300.34	$ 203,349.86
Operating Expenses		
Officer Compensation	$ -	$ -
Selling, General and Administrative	174,865.81	265,984.68
Rents and Leases	11,739.00	11,739.00
Depreciation, Depletion and Amortization	4,103.87	7,481.42
Other (list): Incoming wire fee	30.00	30.00
	-	-
Total Operating Expenses	$ 190,738.68	$ 285,235.10
Operating Income (Loss)	$ (83,438.34)	$ (81,885.24)
Non-Operating Income and Expenses		
Other Non-Operating Expenses	$ -	$ -
Gains (Losses) on Sale of Assets	-	-
Interest Income	0.17	8.03
Interest Expense	-	-
Other Non-Operating Income	-	-
Net Non-Operating Income or (Expenses)	$ 0.17	$ 8.03
Reorganization Expenses		
Legal and Professional Fees	$ 106,400.00	$ 160,091.32
Other Reorganization Expense	-	-
Total Reorganization Expenses	$ 106,400.00	$ 160,091.32
Net Income (Loss) Before Income Taxes	$ (189,838.17)	$ (241,968.53)
Federal and State Income Tax Expense (Benefit)	-	-
NET INCOME (LOSS)	$ (189,838.17)	$ (241,968.53)

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 6/1/16 **to** 6/30/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:						
Federal	$ 2,055.15	$ 8,425.66	$ 10,480.81	6/3 6/23, 6/30	EFT Surepayroll	$ -
State	722.99	1,626.49	2,349.48	6/3 6/23, 6/30	EFT Surepayroll	-
FICA Tax Withheld	1,238.07	2,915.89	4,153.96	6/3 6/23, 6/30	EFT Surepayroll	-
Employer's FICA Tax	1,238.07	2,915.89	4,153.96	6/3 6/23, 6/30	EFT Surepayroll	-
Unemployment Tax						
Federal	8.40	3.55	11.95	6/3 6/23, 6/30	EFT Surepayroll	-
State	17.90	8.69	26.59	6/3 6/23, 6/30	EFT Surepayroll	-
Sales, Use & Excise Taxes	-	-	-			-
Property Taxes	-	-	-			-
Accrued Income Tax:						
Federal	-	-	-			-
State	-	-	-			-
Other:________	-	-	-			-
TOTALS	$ 5,280.58	$ 15,896.17	$ 21,176.75			$ -

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers' Compensation	Traveler's	$ 1,000,000	4/20/17	$ 10/20/16
General Liability	Traveler's	$ 7,000,000	8/31/16	$ 8/31/16
Property (Fire, Theft)	Included in General Liab	$		$
Vehicle	Traveler's	$ 1,000,000	8/31/16	$ 8/31/16
Other (list): Umbrella	Traveler's	$ 4,000,000	8/31/16	$ 8/31/16

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES

For Period: 6/1/16 **to** 6/30/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	**Accounts Receivable**	**Post Petition Accounts Payable**
Under 30 days	$ 135,855.00	$ 13,326.00
30 to 60 days	82,475.00	13,153.64
61 to 90 days		-
91 to 120 days		-
Over 120 days		-
Total Post Petition	218,330.00	
Pre Petition Amounts	199,740.44	
Total Accounts Receivable	$ 418,070.44	
Less: Bad Debt Reserve	(66,480.00)	
Net Accounts Receivable (to Form 2-C)	$ 351,590.44	
	Total Post Petition Accounts Payable	$ 26,479.64

**** Attach a detail listing of accounts receivable and post-petition accounts payable***

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	**Current Month's Accrual**	**Paid in Current Month**	**Date of Court Approval**	**Month-end Balance Due ***
Debtor's Counsel	$ 25,000.00	$ 76,400.00	$		$ 127,349.38
Counsel for Unsecured Creditors' Committee	-	-	-		-
Trustee's Counsel	-	-	-		-
Accountant	-	10,000.00	11,499.35 (1)		3,665.09
Other: David Green	-	20,000.00	25,834.60 (1)		14,262.36
Total	$ 25,000.00	$ 106,400.00	$ 37,333.95		$ 145,276.83

***Balance due to include fees and expenses incurred but not yet paid.**

(1) Net of pre-petition amounts that were incorrectly paid in June 2016, and subsequently reimbursed by Accountant and Green, in the amount of $3665.09 and $14262.36, respectively, in July and August.

*SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES***

Payee Name	Position	Nature of Payment	Amount
Wells Fargo CC FBO Clinton Carnell	CEO	Travel expenses	$ 1,623.75
Clinton Carnell	CEO	Travel expenses	36,696.67

****List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.**

Perseon Corporation
Accounts Receivable Detail

CASE NO: 16-24435 RKM

For Period: 6/30/16

	Pre Petition						Post Petition						Combined
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Pre and Post
ADA	-	-	-	-	46,788.97	46,788.97	-	-	-	-	-	-	46,788.97
Appleton		11,625.00	20,550.00	1,850.00	12,000.00	46,025.00	30,725.00	14,250.00				44,975.00	91,000.00
Boston						-	24,700.00	56,000.00				80,700.00	80,700.00
CEA					32,321.66	32,321.66						-	32,321.66
Comed			21,500.00			21,500.00	19,200.00					19,200.00	40,700.00
KOL		1,425.00	10,950.00	5,175.00	928.11	18,478.11		5,700.00				5,700.00	24,178.11
Mayo						-						-	-
Micromedics					10,264.29	10,264.29						-	10,264.29
Rhode Island		12,150.00	1,497.41			13,647.41						-	13,647.41
Roger Williams			4,050.00			4,050.00						-	4,050.00
Terumo						-						-	-
Miriam		2,700.00				2,700.00						-	2,700.00
University HC						-	56,000.00					56,000.00	56,000.00
Univ Med and Dent		3,885.00			80.00	3,965.00	5,230.00	6,525.00				11,755.00	15,720.00
VA						-	-					-	-
						-						-	-
Totals	-	31,785.00	58,547.41	7,025.00	102,383.03	199,740.44	135,855.00	82,475.00	-	-	-	218,330.00	418,070.44
Less: Bad Debt Reserve													(66,480.00)
Net Receivables													351,590.44

Perseon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 6/30/16

Customer	Pre Petition Under 30	Pre Petition 30 to 60	Pre Petition 61 to 90	Pre Petition 91 to 120	Pre Petition Over 120	Pre Petition Total	Post Petition Under 30	Post Petition 30 to 60	Post Petition 61 to 90	Post Petition 91 to 120	Post Petition Over 120	Post Petition Total
ADT					2,016.44	2,016.44						-
American shredding					239.40	239.40						-
American Western					16,080.00	16,080.00						-
Anthony Weeks					4,080.00	4,080.00						-
Appleton						-		1,955.25				1,955.25
Aramark					804.54	804.54						-
Arrow					20,088.82	20,088.82						-
Atlas			5,673.90			5,673.90						-
BACS			9,316.98		46,928.38	56,245.36						-
Ben Curtis						-		1,850.00				1,850.00
Brenda Norek		321.00	713.50			1,034.50		310.00				310.00
Broadridge		781.06				781.06						-
Cargo Link		32.99				32.99						-
Carol Freasier						-	0.30					0.30
CEA			12,284.00	4,526.04		16,810.04						-
Certify					576.00	576.00						-
Chorus Call					800.96	800.96						-
Cognizant					3,500.00	3,500.00						-
Cole Parmer				42.76		42.76						-
Comcast					1,093.76	1,093.76						-
Comed		7,400.00				7,400.00		300.00				300.00
Compandben			38,850.00			38,850.00						-
Converge					2,402.04	2,402.04						-
CT			50.00	275.00	1,310.00	1,635.00						-
David Green						-	8,080.00					8,080.00
De Lage		443.69				443.69						-
DEKRA						-		4,995.00				4,995.00
Dennis Green					3,000.00	3,000.00						-
Domo					33,055.00	33,055.00						-
Dorsey					(0.01)	(0.01)	76,400.00	50,949.38				127,349.38
DQS					2,600.00	2,600.00						-
Eclipse					20,000.00	20,000.00						-
Elcon					1,301.21	1,301.21						-
Express					49.42	49.42						-
Farmer John					600.00	600.00						-
Fedex		1,299.18	40.01			1,339.19	165.70					165.70
Financial Profiles					19,040.27	19,040.27						-
First Digital			11.45	117.65	235.30	364.40						-
Flexpak					2,272.94	2,272.94						-
FP Mailing		142.00				142.00						-
Harold Wolcott		12,500.00				12,500.00						-
HealthSTAR					41,139.26	41,139.26						-
Henriksen Butler					37,080.00	37,080.00						-

Perseon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 6/30/16

	Pre Petition						Post Petition					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Hogan					6,195.62	6,195.62						-
Holland						-		(10.00)				(10.00)
Integra					4.79	4.79						-
Iron Mtn			160.36	157.32	318.62	636.30		157.32				157.32
Jean Yves					3,500.00	3,500.00						-
John Green						-	100.00					100.00
Julene Cray					7,500.00	7,500.00						-
Knapp					60,000.00	60,000.00						-
Kristine Bates					1,600.00	1,600.00						-
Latham					21,706.25	21,706.25						-
Life Science			300.00			300.00						-
Litho					1,106.00	1,106.00						-
MegaPath			27,101.85	6,449.20	7,664.80	41,215.85						-
Merit					26,729.23	26,729.23						-
Merril			3,277.60	2,713.62	18,501.26	24,492.48						-
Modellers					49,752.00	49,752.00						-
Mouser			12.97			12.97						-
MultiLing				(650.00)	6,979.20	6,329.20						-
Nasdaq				55,000.00	21,665.50	76,665.50						-
Newark					217.07	217.07						-
Nixon				533.86	44,508.74	45,042.60	5,000.00					5,000.00
North American					609.25	609.25						-
Parsons Behle					2,603.60	2,603.60						-
PCB					6,430.41	6,430.41						-
Perelson					2,160.75	2,160.75						-
Pinnacle					450.00	450.00						-
Plastic Fab					(241.35)	(241.35)						-
Progressive				1,793.97		1,793.97						-
Pure Water					793.17	793.17						-
Quality Plating				352.05		352.05						-
Republic					632.66	632.66						-
Revenue Cycle					3,500.00	3,500.00						-
Rocky Mountain					2,215.14	2,215.14						-
Ryan Pagterson					2,875.00	2,875.00						-
Somacis					2,800.00	2,800.00						-
Standard Parking					2,870.00	2,870.00						-
Strong Hanni					4,420.20	4,420.20						-
Sure Systems					1,891.97	1,891.97						-
Surface Solutions					992.47	992.47						-
Tailfin					15,500.00	15,500.00						-
TalentCare					1,800.00	1,800.00						-
Technology Assessment					700.00	700.00						-
Terminix					103.00	103.00						-

Perseon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 6/30/16

	Pre Petition						Post Petition					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Thorpe North					5,279.88	5,279.88						-
Three Seeds					19,937.50	19,937.50						-
THT Consulting						-		1,350.00				1,350.00
Travelers						-		536.00				536.00
TUB Rheinland						-		2,510.07				2,510.07
U of L Surgery					40,900.00	40,900.00						-
U of U					70.00	70.00						-
Veracity			1,814.48		5,024.56	6,839.04						-
Verizon Wireless					1,537.53	1,537.53						-
Verizon Wireless				267.23	1,103.23	1,370.46						-
Vernay Labs					11,881.76	11,881.76						-
Whipsaw					28,102.00	28,102.00						-
Worldwide Express			86.07	20.65		106.72						-
						-						-
						-						-
						-						-
						-						-
						-						-
						-						-
						-						-
						-						-
						-						-
Totals	-	22,919.92	99,512.97	71,597.35	703,090.32	897,120.56	89,726.00	64,103.02	-	-	-	153,829.02
Less: Professional Fees separately stated							(76,400.00)	(50,949.38)				(127,349.38)
Net Payables							13,326.00	13,153.64	-	-	-	26,479.64

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-F
QUARTERLY FEE SUMMARY *
For the Month Ended: 6/30/16

Month	Year		Cash Disbursements **		Quarterly Fee Due	Check No.	Date Paid
January		$	-				
February			-				
March			-				
TOTAL 1st Quarter		$	-	$			
April		$	-				
May			(13,790.02) (1)				
June			245,029.30				
TOTAL 2nd Quarter		$	245,029.30	$	$1,950		
July		$	-				
August			-				
September			-				
TOTAL 3rd Quarter		$	-	$			
October		$	-				
November			-				
December			-				
TOTAL 4th Quarter		$	-	$			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

NOTES: '(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts
Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-G

NARRATIVE

For the Month Ended: 6/30/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On June 16, 2016, the Debtor held its 341 meeting of creditors.

On June 21, 2016, the Bankruptcy Court entered its Order (a) Authorizing Assumption of Asset Purchase Agreement, (b) Authorizing Bid Protections, (c) Authorizing Bidding Procedures and Auction, and (d) Scheduling Sale Hearing and Approving Notice Thereof [Docket No. 56] (the "Bidding Procedures Order"). The Bidding Procedures Order authorized the Debtor to assume its asset purchase agreement with MedLink Technologies, LLC, confirmed MedLink as the stalking horse bidder for the Debtor's assets, set a July 21, 2016 deadline for interested parties to submit bids for the Debtor's assets, set a July 25, 2016 auction for the Debtor's assets, and set a July 26, 2016 hearing to approve the sale of the Debtor's assets to the winning bidder at the auction.

Also in June, the Debtor filed motions to employ: Suntrust Robinson Humphrey, Inc. as its investment banker [Docket No. 57], Riley Astill as accountant [Docket No. 40], and David Green as chief restructuring consultant [Docket No. 59]. In addition to those motions, the Debtor filed a motion to assume a its employment agreement with Clinton Carnell – the Debtor's CEO [Docket No. 63]. The hearing on those motions was set for July 12, 2016.

DEBTOR: Perseon Corporation

CASE NUMBER: 16-24435 RKM

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period Ending: 7/31/16

Accounting Method: [X] Accrual Basis [ ] Cash Basis

THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
[X]	[ ]	1. Cash Receipts and Disursements Statement (Form 2-B)
[X]	[ ]	2. Balance Sheet (Form 2-C)
[X]	[ ]	3. Profit and Loss Statement (Form 2-D)
[X]	[ ]	4. Supporting Schedules (Form 2-E)
[X]	[ ]	5. Quarterly Fee Summary (Form 2-F)
[X]	[ ]	6. Narrative (Form 2-G)
[X]	[ ]	7. Bank Statements for All Bank Accounts IMPORTANT: Redact account numbers and remove check images
[X]	[ ]	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 8/14/2016

Print Name: Clinton E. Carnell Jr.

Signature: [signature]

Title: CEO and President

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/16 to 7/31/16

CASH FLOW SUMMARY		Current Month			Accumulated
1. Beginning Cash Balance	$	1,274,028.66	(1)	$	278,088.92
2. Cash Receipts					
Operations		166,061.85			534,511.85
Sale of Assets		-			-
Loans/advances		-			850,000.00
Other		3,787.32			12,516.34
Total Cash Receipts	$	169,849.17		$	1,397,028.19
3. Cash Disbursements					
Operations		109,193.84			285,161.72
Debt Service/Secured loan payment		-			-
Professional fees/U.S. Trustee fees		25,008.52			80,269.92
Other		10.00			20.00
Total Cash Disbursements	$	134,212.36		$	365,451.64
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		35,636.81			1,031,576.55
5 Ending Cash Balance (to Form 2-C)	$	1,309,665.47	(2)	$	1,309,665.47

CASH BALANCE SUMMARY	Financial Institution		Book Balance
Petty Cash		$	-
DIP Operating Account	Wells Fargo xxxx-1802		178,549.86
DIP State Tax Account			-
DIP Payroll Account	Wells Fargo xxxx-5217		4,665.12
Other Operating Account	Wells Fargo CC security deposit		25,000.00
Other Interest-bearing Account	Wells Fargo MM xxxx-8458		1,101,450.49
TOTAL (must agree with Ending Cash Balance above)		$	1,309,665.47

(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.
(2) All cash balances should be the same.

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/16 to 7/31/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-1802**

(attach additional sheets as necessary)

Date	Payer	Description	Amount
	SEE ATTACHED		$ 169,726.94

Total Cash Receipts $ 169,726.94 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Debtor: Perseon Corporation **Case No:** 16-24435 RKM

Form 2-B **Account No:** WF xxx-1802

Cash Receipts

July 1 - 31, 2016

Payer	Description	Date	Amount
University Medical Dental NJ	A/R Receipt	7/5/2016	3,935.00
Home Depot	Refund of overpayment	7/6/2016	1.85
Boston Medical Center	A/R Receipt	7/11/2016	56,000.00
University of Utah	A/R Receipt	7/16/2016	56,000.00
Miriam Hospital	A/R Receipt	7/16/2016	2,700.00
University Medical Dental NJ	A/R Receipt	7/16/2016	6,525.00
Boston Medical Center	A/R Receipt	7/18/2016	11,400.00
Rhode Island Hospital	A/R Receipt	7/19/2016	12,150.00
R. Astill	Prepetition Reimbursement	7/21/2016	3,665.09
Boston Medical Center	A/R Receipt	7/25/2016	13,300.00
Roger Williams Hospital	A/R Receipt	7/28/2016	4,050.00
	Total Cash Receipts		**169,726.94**

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 7/1/16 to 7/31/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-8458**

(attach additional sheets as necessary)

Date	Payer	Description	Amount
7/31/16	Wells Fargo	Interest Income	$ 122.23

Total Cash Receipts $ 122.23 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 7/1/16 to 7/31/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-1802**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
	SEE ATTACHED			$ 134,202.36

Total Cash Disbursements $ 134,202.36 (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Debtor: Perseon Corporation

Case No: 16-24435 RKM

Form 2-B

Account No: WF xxx-1802

Cash Disbursements

July 1 - 31, 2016

Payee	Check No.	Date	Description (Purpose)	Amount
Surepayroll	Surepayroll fee	07/05	Payroll Fee	93.99
John Groen	Check: CK031331	07/06	R&D Services	160.00
Moreton	Void: CK031332	07/06	Insurance	-536.00
Moreton	Check: CK031332	07/06	Insurance	536.00
De Lage Landen	Check: CK031333	07/06	Monthly Copier Rental	829.81
Travelers	Check: CK031339	07/06	Insurance	536.00
Ben Beckham	Check: CK031334	07/06	Sales & Marketing Services	1,050.00
Iron Mountain	Check: CK031335	07/06	Cloud File Storage	157.32
GS1 US Inc.	Check: CK031336	07/06	Product Bar Code	150.00
Brenda Noreik	Check: CK031337	07/06	Nurse Practitioner	310.00
Todd Turnlund	Check: CK031338	07/06	R&D Services	1,350.00
Wells Fargo Merchant Svcs.	Client Analysis Svc Chrg	07/11	Credit Card Processing Fees	160.88
Wells Fargo Merchant Svcs.	Bankcard Interchange Fee	07/13	Credit Card Processing Fees	979.33
Wells Fargo Merchant Svcs.	Bankcard Discount Fee	07/13	Credit Card Processing Fees	644.00
Wells Fargo Merchant Svcs.	Bankcard Fee	07/13	Credit Card Processing Fees	48.59
Carol Freasier	Handcheck: EFT#PR 07.15.2016 03	07/18	R&D Services	3,180.00
Fedex	Handcheck: EFT#FEDEX 07.18.2016	07/18	Shipping	165.70
Mark Houskeeper	Handcheck: EFT#PR 07.15.2016 04	07/18	Travel Expenses	940.96
Jeremy Ellis	Handcheck: EFT#PR 07.15.2016 02	07/18	R&D Services	1,172.96
Clint Carnell	Handcheck: EFT#PR 07.15.2016 09	07/18	Travel Expenses	21,693.60
Ariel Duke	Handcheck: EFT#PR 07.15.2016	07/18	Expense Reimbursement	30.00
Doug Wilkes	Handcheck: EFT#PR 07.15.2016 05	07/18	Expense Reimbursement	9,407.53
Devin Ellis	Handcheck: EFT#PR 07.15.2016 01	07/18	R&D Services	550.00
Surepayroll	Void: EFT #PR 07.15.2016 06	07/18	Gross Payroll	-14,006.93
Surepayroll	Handcheck: EFT#PR 07.15.2016 06	07/18	Gross Payroll	14,006.93
Surepayroll	Handcheck: EFT#PR 07.15.2016 10	07/18	Gross Payroll	37,167.06
David Green	Handcheck: EFT#PR 07.15.2016 08	07/18	Operations & Admin Services	18,011.90
Riley Astill	Handcheck: EFT#PR 07.15.2016 07	07/18	Accounting Services	5,046.62
John Groen	Check: CK031340	07/19	R&D Services	180.00
Robert Risk	Check: CK031341	07/19	R&D Services	1,312.50
Timothy McQuay	Check: CK031342	07/19	Travel Expenses	538.20
Dirk Cooley	Check: CK031343	07/19	R&D Services	1,024.99
Ben Beckham	Check: CK031344	07/19	Sales & Marketing Services	7,698.73
Veritas	Check: CK031345	07/19	R&D Services	7,425.00
Comcast	Check: CK031346	07/19	Internet & Phone Service	264.20
US Trustee	Check: CK031347	07/19	Bankruptcy Admin Fees	1,950.00
Fedex	Handcheck: EFT#FEDEX 07.25.2016	07/25	Shipping	195.10
Tuv Rheinland	Check: CK031348	07/28	CE Mark Services	3,060.07
BACS	Check: CK031349	07/28	IT Support	1,190.00
Iron Mountain	Check: CK031350	07/28	Cloud File Storage	157.32
DEKRA	Check: CK031351	07/28	CE Mark Services	4,995.00
Transamerica	Check: CK031352	07/28	401(k) Termination Fee	375.00
	Total Cash Disbursements			**134,202.36**

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 7/1/16 to 7/31/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-8458**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
7/31/16	EFT	Wells Fargo	Bank service charges	$ 10.00

Total Cash Disbursements $ 10.00 (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: Perseon Corporation CASE NO: 16-24435 RKM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 7/31/16

		Current Month		(Book Value) Petition Date (1)
ASSETS				
Current Assets:				
Cash (from Form 2-B, line 5)	$	1,309,665.47	$	278,088.92
Accounts Receivable (from Form 2-E)		297,580.44		522,640.44
Receivable from Officers, Employees, Affiliates		-		-
Inventory		742,847.60		853,395.33
Other Current Assets :(List) Prepaid insurance		54,908.01		83,323.54
Deposits		103,975.91		107,888.91
Total Current Assets	$	2,508,977.43	$	1,845,337.14
Fixed Assets:				
Land	$	-	$	-
Building		-		-
Equipment, Furniture and Fixtures		831,845.78		831,845.78
Total Fixed Assets		831,845.78		831,845.78
Less: Accumulated Depreciation	(	687,445.53)	(	671,402.40)
Net Fixed Assets	$	144,400.25	$	160,443.38
Other Assets (List):		-		-
		-		-
TOTAL ASSETS	$	2,653,377.68	$	2,005,780.52
LIABILITIES				
Post-petition Accounts Payable (from Form 2-E)	$	152,384.83	$	-
Post-petition Accrued Profesional Fees (from Form 2-E)		243,377.99		-
Post-petition Taxes Payable (from Form 2-E)		5,045.76		-
Post-petition Notes Payable		-		-
Other Post-petition Payable(List):		-		-
		-		-
Total Post Petition Liabilities	$	400,808.58	$	-
Pre Petition Liabilities:				
Secured Debt (Rcvd $850K from stalking horse bidder in June)		888,018.08		39,745.32
Priority Debt		51,787.72		51,787.72
Unsecured Debt		2,437,474.02		2,432,160.41
Total Pre Petition Liabilities	$	3,377,279.82	$	2,523,693.45
TOTAL LIABILITIES	$	3,778,088.40	$	2,523,693.45
OWNERS' EQUITY				
Owner's/Stockholder's Equity	$	68,522,639.12	$	68,532,407.88
Retained Earnings - Prepetition		(69,086,387.20)		(69,050,320.81)
Retained Earnings - Post-petition		(560,962.64)		-
TOTAL OWNERS' EQUITY	$	(1,124,710.72)	$	(517,912.93)
TOTAL LIABILITIES AND OWNERS' EQUITY	$	2,653,377.68	$	2,005,780.52

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-D
PROFIT AND LOSS STATEMENT
For Period 7/1/16 **to** 7/31/16

		Current Month		Accumulated Total (1)
Gross Operating Revenue	$	112,050.00	$	374,880.00
Less: Discounts, Returns and Allowances	(	-)	(	-)
Net Operating Revenue	$	112,050.00	$	374,880.00
Cost of Goods Sold		35,421.56		94,901.70
Gross Profit	$	76,628.44	$	279,978.30
Operating Expenses				
Officer Compensation	$	-	$	-
Selling, General and Administrative		264,110.62		530,095.30
Rents and Leases		3,913.00		15,652.00
Depreciation, Depletion and Amortization		4,075.27		11,556.69
Other (list): wire fee		-		30.00
Total Operating Expenses	$	272,098.89	$	557,333.99
Operating Income (Loss)	$	(195,470.45)	$	(277,355.69)
Non-Operating Income and Expenses				
Other Non-Operating Expenses	$	-	$	-
Gains (Losses) on Sale of Assets		-		-
Interest Income		122.23		130.26
Interest Expense		-		-
Other Non-Operating Income		-		-
Net Non-Operating Income or (Expenses)	$	122.23	$	130.26
Reorganization Expenses				
Legal and Professional Fees	$	134,087.14	$	294,178.46
Other Reorganization Expense		-		-
Total Reorganization Expenses	$	134,087.14	$	294,178.46
Execı **Net Income (Loss) Before Income Taxes**	$	(329,435.36)	$	(571,403.89)
Federal and State Income Tax Expense (Benefit)		-		-
NET INCOME (LOSS)	$	(329,435.36)	$	(571,403.89)

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 7/1/16 **to** 7/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:						
Federal	$ -	$ 8,978.98	$ 6,971.48	7/18	EFT Surepayroll	$ 2,007.50
State	-	2,240.51	1,579.66	7/18	EFT Surepayroll	660.85
FICA Tax Withheld	-	3,880.30	2,711.77	7/18	EFT Surepayroll	1,168.53
Employer's FICA Tax	-	3,880.30	2,711.77	7/18	EFT Surepayroll	1,168.53
Unemployment Tax						
Federal	-	30.30	20.85	7/18	EFT Surepayroll	9.45
State	-	18.60	11.40	7/18	EFT Surepayroll	7.20
Sales, Use & Excise Taxes	-	23.70	-			23.70
Property Taxes	-	-	-			-
Accrued Income Tax:						
Federal	-	-	-			-
State	-	-	-			-
Other:________	-	-	-			-
TOTALS	$ -	$ 19,052.69	$ 14,006.93			$ 5,045.76

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers' Compensation	Traveler's	$ 1,000,000	4/20/17	$ 10/20/16
General Liability	Traveler's	$ 7,000,000	8/31/16	$ 8/31/16
Property (Fire, Theft)	Included in General Liab	$		$
Vehicle	Traveler's	$ 1,000,000	8/31/16	$ 8/31/16
Other (list): Umbrella	Traveler's	$ 4,000,000	8/31/16	$ 8/31/16

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES

For Period: 7/1/16 **to** 7/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	**Accounts Receivable**	**Post Petition Accounts Payable**
Under 30 days	$ 112,050.00	$ 150,139.58
30 to 60 days	55,155.00	2,245.25
61 to 90 days	19,950.00	-
91 to 120 days		-
Over 120 days		-
Total Post Petition	187,155.00	
Pre Petition Amounts	176,905.44	
Total Accounts Receivable	$ 364,060.44	
Less: Bad Debt Reserve	(66,480.00)	
Net Accounts Receivable (to Form 2-C)	$ 297,580.44	
	Total Post Petition Accounts Payable	$ 152,384.83

**** Attach a detail listing of accounts receivable and post-petition accounts payable***

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	**Current Month's Accrual**	**Paid in Current Month**	**Date of Court Approval**	**Month-end Balance Due ***
Debtor's Counsel	$ 25,000.00	$ 85,986.03	$		$ 213,335.40
Counsel for Unsecured Creditors' Committee	-	-	-		-
Trustee's Counsel	-	-	-		-
Accountant	-	13,711.71 (1)	5,046.62	7/13/2016	8,665.09
Other: See attached	-	34,389.40	18,011.90	attached	21,377.50
Total	$ 25,000.00	$ 134,087.14	$ 23,058.52		$ 243,377.99

***Balance due to include fees and expenses incurred but not yet paid.**
(1) Includes $3665.09 of pre-petition funds returned by Accountant.

*SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES***

Payee Name	Position	Nature of Payment	Amount
Clinton Carnell	CEO	Travel expenses	$ 21,693.60
Tim McQuay	Board	Travel expenses	538.20

****List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.**

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 7/1/16 **to** 7/31/16

DETAIL OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due	
Other:						
David Green		28,011.90	18,011.90	7/22/2016	10,000.00	
Roger L. Armstrong Esq.		2,890.00	-		2,890.00	
Loeb & Loeb		3,487.50			3,487.50	
Nixon & Peabody *		-	-	8/3/2016	5,000.00	(1)
Total	$ -	$ 34,389.40	$ 18,011.90		$ 21,377.50	

(1) Total due to Nixon & Peabody is $50,042.60. Of this amount only $5,000 is post-petition.

Perseon Corporation
Accounts Receivable Detail

CASE NO: 16-24435 RKM

For Period: 7/31/16

	****Pre Petition****						****Post Petition****						Combined
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Pre and Post
ADA					46,788.97	46,788.97						-	46,788.97
Appleton			11,625.00	22,400.00	12,000.00	46,025.00	18,900.00	30,725.00	14,290.00			63,875.00	109,900.00
Boston						-						-	-
CEA					32,321.66	32,321.66						-	32,321.66
Comed				21,500.00		21,500.00	4,800.00	19,200.00				24,000.00	45,500.00
KOL			1,425.00	10,950.00	6,103.11	18,478.11			5,700.00			5,700.00	24,178.11
Mayo						-						-	-
Micromedics					10,264.29	10,264.29						-	10,264.29
Rhode Island				1,497.41		1,497.41	33,750.00					33,750.00	35,247.41
Roger Williams						-	-					-	-
Terumo						-						-	-
Miriam						-						-	-
University of Utah						-	44,500.00					44,500.00	44,500.00
Univ Med and Dent NJ					30.00	30.00		5,230.00				5,230.00	5,260.00
VA						-	10,100.00					10,100.00	10,100.00
						-						-	-
Totals	-	-	13,050.00	56,347.41	107,508.03	176,905.44	112,050.00	55,155.00	19,990.00	-	-	187,155.00	364,060.44
Less: Bad Debt Reserve													(66,480.00)
Net Receivables													297,580.44

C:\Users\rantill\Dropbox (Personal)\Perseon\Bankruptcy\MOR reports\July MOR\JULY MOR.v2
Form 2E_2 Detail AR

Perseon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 7/31/16

Customer	Pre Petition Under 30	Pre Petition 30 to 60	Pre Petition 61 to 90	Pre Petition 91 to 120	Pre Petition Over 120	Pre Petition Total	Post Petition Under 30	Post Petition 30 to 60	Post Petition 61 to 90	Post Petition 91 to 120	Post Petition Over 120	Post Petition Total
ADT					2,016.44	2,016.44						-
American shredding					238.40	238.40						-
American Western					16,000.00	16,000.00						-
Anthony Weeks					4,000.00	4,000.00						-
Appleton			6,583.50	6,781.50	3,088.00	16,453.00	9,679.25	1,955.25				11,634.50
Aramark					804.54	804.54						-
Ariel Duke						-	30.00					30.00
Arrow					20,008.02	20,008.02						-
Atlas				5,673.90		5,673.90						-
BACS				8,376.98	47,868.38	56,245.36						-
Ben Curtis Beckham						-	3,367.43					3,367.43
Brenda Noreik			321.00	713.50		1,034.50						-
Broadridge			781.06			781.06						-
Cargo Link			32.99			32.99						-
Carol Freasier						-	2,080.30					2,080.30
CEA				12,294.80	4,524.04	16,818.84						-
Certify					576.00	576.00						-
Chorus Call					800.96	800.96						-
Clint Carnell						-	96,049.19					96,049.19
Cognizant					3,500.00	3,500.00						-
Cole Parmer					42.76	42.76						-
Comcast					1,093.76	1,093.76						-
Comed			16,600.00			16,600.00	4,200.00	300.00				4,500.00
Compandben				38,660.00		38,660.00						-
Converge					2,402.04	2,402.04						-
CT				50.00	1,586.00	1,636.00						-
David Green						-	10,000.00					10,000.00
De Lage			443.69			443.69	829.81					829.81
DEKRA						-						-
Dennis Green					3,000.00	3,000.00						-
Devin Ellis						-	150.00					150.00
Domo					33,055.00	33,055.00						-
Dorsey					(0.01)	(0.01)		76,400.00	50,949.30			127,349.30
Doug Wilkes						-	935.92					935.92
DQS					2,600.00	2,600.00						-
Eclipse					20,000.00	20,000.00						-
Elcon					1,301.21	1,301.21						-
Express					49.42	49.42						-
Farmer John					600.00	600.00						-
Fedex			1,299.18	40.01		1,339.19	91.62					91.62
Financial Profiles					19,048.27	19,048.27						-
First Digital					364.40	364.40						-
Flexpak					2,272.94	2,272.94						-
FP Mailing				142.00		142.00						-
Harold Wolcott				12,500.00		12,500.00						-
HealthSTAR					41,138.24	41,138.24						-

Perseon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 7/31/16

Customer	Pre Petition Under 30	Pre Petition 30 to 60	Pre Petition 61 to 90	Pre Petition 91 to 120	Pre Petition Over 120	Pre Petition Total	Post Petition Under 30	Post Petition 30 to 60	Post Petition 61 to 90	Post Petition 91 to 120	Post Petition Over 120	Post Petition Total
Henriksen Butler					37,000.00	37,000.00						-
Hogan					6,155.62	6,155.62						-
Holland						-		(10.00)				(10.00)
Integra					4.79	4.79						-
IRS						-	279.19					279.19
Iron Mtn				160.36	475.94	636.30	157.32					157.32
Jean Yves					3,500.00	3,500.00						-
Jeremy Ellis						-	495.00					495.00
John Green						-	200.00					200.00
Julene Cray					7,500.00	7,500.00						-
KAX						-	3,913.00					3,913.00
Knapp					60,000.00	60,000.00						-
Kristine Bates					1,600.00	1,600.00						-
Latham					21,706.25	21,706.25						-
Life Science				300.00		300.00						-
Litho					1,166.80	1,166.80						-
Loeb & Loeb						-	3,497.50					3,497.50
Mark Houskeeper						-	1,035.09					1,035.09
MegaPath				27,101.85	14,114.00	41,215.85						-
Merit					26,729.23	26,729.23						-
Merrill				3,277.60	21,214.80	24,492.40						-
Modellers					49,752.00	49,752.00						-
Mouser				12.97		12.97						-
MultiLing				(650.00)	8,979.20	8,329.20						-
Nasdaq					78,668.50	78,668.50						-
NJ Dept of Labor						-	76.92					76.92
Newark					217.07	217.07						-
Nixon Peabody				533.86	44,508.74	45,042.60		5,000.00				5,000.00
North American					609.25	609.25						-
Parsons Behle					2,603.60	2,603.60						-
PCB					6,430.41	6,430.41						-
Perelson					2,160.75	2,160.75						-
Pinnacle					450.00	450.00						-
Plastic Fab					(241.35)	(241.35)						-
Progressive					1,793.97	1,793.97						-
Pure Water					793.17	793.17						-
Quality Plating					382.06	382.06						-
Republic					632.66	632.66						-
Revenue Cycle					3,500.00	3,500.00						-
Riley Astill						-	8,665.09					8,665.09
Robert Risk						-	1,207.50					1,207.50
Rocky Mountain					2,215.14	2,215.14						-
Roger Armstrong						-	2,890.00					2,890.00
Ryan Patterson					2,075.00	2,075.00						-
Somacis					2,000.00	2,000.00						-
Standard Parking					2,070.00	2,070.00						-

Perseon Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 7/31/16

	Pre Petition						Post Petition					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Strong Hanni					4,428.20	4,428.20						-
Sure Systems					1,091.97	1,091.97						-
SurePayroll						-	16,460.18					16,460.18
Surface Solutions					582.47	582.47						-
Tailfin					15,500.00	15,500.00						-
TalentCare					1,000.00	1,000.00						-
Technology Assessment					700.00	700.00						-
Terminix					103.00	103.00						-
Thorpe North					5,279.86	5,279.86						-
Three Seeds					19,937.50	19,937.50						-
THT Consulting						-						-
Travelers						-						-
TUV Rheinland						-						-
U of L Surgery					40,900.00	40,900.00						-
U of U					70.00	70.00						-
Utah State Tax Comm						-	37.64					37.64
Veracity				1,814.48	5,024.56	6,839.04						-
Veritas						-	7,462.50					7,462.50
Verizon Wireless					1,537.53	1,537.53						-
Verizon Wireless					1,370.46	1,370.46						-
Vernay Labs					11,501.76	11,501.76						-
Whipsaw					28,102.00	28,102.00						-
Worldwide Express			20.85	64.22	20.65	105.72						-
						-						-
						-						-
						-						-
						-						-
Totals	-	-	26,882.27	117,848.03	778,043.26	922,773.56	173,050.43	93,645.25	50,949.30	-	-	388,445.86
Less: Professional Fees separately stated							(18,665.09)	(91,400.00)	(50,949.30)	-	-	(151,014.47)
Less: Payroll Taxes separately stated							(5,045.76)	-	-	-	-	(5,045.76)
Net Payables							150,138.58	2,245.25	-	-	-	152,384.83

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-F
QUARTERLY FEE SUMMARY *
For the Month Ended: 7/31/16

Month	Year		Cash Disbursements **		Quarterly Fee Due	Check No.	Date Paid
January		$	-				
February			-				
March			-				
TOTAL 1st Quarter		$	-	$			
April		$	-				
May			(13,790.02) (1)				
June			245,029.30				
TOTAL 2nd Quarter		$	245,029.30	$	$1,950	31347	7/19/16
July		$	134,212.36				
August			-				
September			-				
TOTAL 3rd Quarter		$	134,212.36	$			
October		$	-				
November			-				
December			-				
TOTAL 4th Quarter		$	-	$			

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999..................	$325	$1,000,000 to $1,999,999..............	$6,500
$15,000 to $74,999..........	$650	$2,000,000 to $2,999,999..............	$9,750
$75,000 to $149,999........	$975	$3,000,000 to $4,999,999..............	$10,400
$150,000 to $224,999......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999......	$4,875	$30,000,000 or more	$30,000

NOTES: '(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts
Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR: Perseon Corporation **CASE NO:** 16-24435 RKM

Form 2-G

NARRATIVE

For the Month Ended: 7/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

- During July 2016, the Debtor and its professionals continued their efforts to find a higher and better offer for the Debtor's assets than the $4.35 million offer detailed in the Asset Purchase Agreement attached to the Sale Motion [Docket No. 24]. No higher and better offers were received by the Debtor prior to the July 21, 2016 bid deadline so the Debtor cancelled the July 25, 2016 auction and declared Medlink Medical Technologies, LLC, the winning bidder and the Asset Purchase Agreement the winning bid. Medlink is a wholly owned subsidiary of Scion Medical Technologies, and Medlink assigned its rights under the Asset Purchase Agreement to Scion.
- On July 26, 2016, the Bankruptcy Court held a hearing to approve the sale of the Debtor's assets to Medlink pursuant to the Asset Purchase Agreement, and the hearing was continued to August 11, 2016 to resolve the objection to the Sale Motion that was filed by CEA Medical Manufacturing, the Debtor's sole source supplier.
- Also during July the Debtor received Bankruptcy Court approval to retain various professionals that are necessary for the Debtor to consummate the sale of the Debtor's assets and to continue the Debtor's operations.

Analyzed Business Checking

Account number: [redacted]1802 ■ July 1, 2016 - July 31, 2016 ■ Page 1 of 2
Image count: 23

WELLS FARGO

BSD MEDICAL CORP
PERSON CORPORATION
391 S CHIPETA WAY STE F
SALT LAKE CITY UT 84108-1265

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1802	$1,314,933.11	$170,211.20	-$1,294,885.58	$190,258.73

Credits

Deposits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/01	484.26	Deposit
	07/06	3,935.00	Deposit
	07/07	1.85	Deposit
	07/18	9,225.00	Deposit
	07/20	12,150.00	Deposit
	07/22	3,665.09	Deposit
	07/27	4,050.00	Deposit
		$33,511.20	**Total deposits**

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	07/11	56,000.00	Boston Medical C AP Payment Bmc - 54846 Perseon Corporation
	07/18	11,400.00	Boston Medical C AP Payment Bmc - 54846 Perseon Corporation
	07/18	56,000.00	07/18Bankcard Deposit -0329238456
	07/25	13,300.00	Boston Medical C AP Payment Bmc - 54846 Perseon Corporation
		$136,700.00	**Total electronic deposits/bank credits**
		$170,211.20	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	07/01	52,213.83	Payroll Service 5D70 062916 5D70 5D70 Perseon Corporation
	07/05	1,100,000.00	Online Transfer Earn Interest Income Ref #Bbe2Vzjklc
	07/05	93.99	Online Payroll PR MO Fee Perseon Corporatio5D70
	07/11	160.88	Client Analysis Srvc Chrg 160708 Svc Chge 0616 000000750001802
	07/13	48.59	Bankcard Fee - 0329238456
	07/13	644.00	Bankcard Discount Fee - 0329238456
	07/13	979.33	Bankcard Interchange Fee - 0329238456
	07/18	165.70	Federal Express Debit 160715 MMA21022746 Perseon Corporation
	07/19	97,200.63	Payroll Service 5D70 071516 5D70 5D70 Perseon Corporation
	07/25	195.10	Federal Express Debit 160722 MMA21089442 Perseon Corporation
		$1,251,702.05	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
31322	1,050.00	07/07	31331	160.00	07/15	31340	180.00	07/27
31323	3,287.19	07/06	31333 *	829.81	07/14	31342 *	538.20	07/27
31324	2,130.00	07/05	31334	1,050.00	07/13	31343	1,024.99	07/29
31325	3,913.00	07/06	31335	157.32	07/11	31344	7,698.73	07/25
31326	209.99	07/06	31336	150.00	07/13	31345	7,425.00	07/26
31327	1,477.50	07/06	31337	310.00	07/11	31346	264.20	07/28
31329 *	6,937.50	07/06	31338	1,350.00	07/11	31347	1,950.00	07/25
31330	554.10	07/05	31339	536.00	07/12			
	$43,183.53	**Total checks paid**						

* *Gap in check sequence.*

$1,294,885.58 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	1,314,933.11	07/13	198,101.00	07/22	192,184.95
07/01	1,263,203.54	07/14	197,271.19	07/25	195,641.12
07/05	160,425.45	07/15	197,111.19	07/26	188,216.12
07/06	148,535.27	07/18	273,570.49	07/27	191,547.92
07/07	147,487.12	07/19	176,369.86	07/28	191,283.72
07/11	201,508.92	07/20	188,519.86	07/29	190,258.73
07/12	200,972.92				

Average daily ledger balance **$325,222.93**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Perseon Medical
Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 07/31/16 Reconciliation date: 08/03/16

CHECKS

Check#	Date	Vendor	Name	Cleared	Outstanding
30352	08/04/15	0822	Marker Group		208.00
30900	11/06/15	0822	Marker Group		350.00
31300	05/13/16	8577	Salt Lake County Assesso		60.98
31322	06/29/16	1128	Sterigenics	1,050.00	
31323	06/29/16	8504	Benjamin Curtis Beckham	3,287.19	
31324	06/29/16	8531	BACS	2,130.00	
31325	06/29/16	8645	KAX Company LLC	3,913.00	
31326	06/29/16	8652	Comcast	209.99	
31327	06/29/16	1017	Risk Consulting Services	1,477.50	
31329	06/29/16	8567	Veritas Management Corp	6,937.50	
31330	06/29/16	8056	Keith Barnes	554.10	
31331	07/06/16	0569	John Groen	160.00	
31333	07/06/16	8276	De Lage Landen	829.81	
31334	07/06/16	8504	Benjamin Curtis Beckham	1,050.00	
31335	07/06/16	8545	Iron Mountain	157.32	
31336	07/06/16	8583	GS 1 US Inc.	150.00	
31337	07/06/16	8643	Brenda Noreik	310.00	
31338	07/06/16	THT	THT Consulting	1,350.00	
31339	07/06/16	8284	Travelers	536.00	
31340	07/19/16	0569	John Groen	180.00	
31341	07/19/16	1017	Risk Consulting Services		1,312.50
31342	07/19/16	8140	Timothy C. McQuay	538.20	
31343	07/19/16	8374	Dirk D Cooley	1,024.99	
31344	07/19/16	8504	Benjamin Curtis Beckham	7,698.73	
31345	07/19/16	8567	Veritas Management Corp	7,425.00	
31346	07/19/16	8652	Comcast	264.20	
31347	07/19/16	8655	U.S. TRUSTEE PMT CENTER	1,950.00	
31348	07/28/16	1191	TUV Rheinland of NA, Inc		3,060.07
31349	07/28/16	8531	BACS		1,190.00
31350	07/28/16	8545	Iron Mountain		157.32
31351	07/28/16	8653	DEKRA Certification		4,995.00
31352	07/28/16	8656	Transamerica		375.00
			Total	43,183.53	11,708.87

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
52031	06/30/16		Refund from FedEx duplic	484.26	
52033	07/05/16		A/R cash receipts	3,935.00	
52034	07/06/16		Credit from Home Depot	1.85	
52035	07/11/16		A/R cash receipts	56,000.00	
52036	07/16/16		A/R cash receipts	56,000.00	
52037	07/16/16		A/R cash receipts	9,225.00	
52038	07/18/16		A/R cash receipts	11,400.00	

Perseon Medical
Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 07/31/16 Reconciliation date: 08/03/16

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
52039	07/19/16		A/R cash receipts	12,150.00	
52040	07/21/16		Astill Prepetition reimb	3,665.09	
52042	07/25/16		A/R cash receipts	13,300.00	
52041	07/28/16		A/R cash receipts	4,050.00	
			Total	170,211.20	0.00

CHARGES

Txn#	Date		Description	Cleared	Outstanding
7605	07/05/16		To earn interest income	1,100,000.00	
7606	07/05/16		Surepayroll fee	93.99	
7610	07/11/16		Client Analysis Svc Chrg	160.88	
7607	07/13/16		Bankcard Interchange Fee	979.33	
7608	07/13/16		Bankcard Discount Fee	644.00	
7609	07/13/16		Bankcard Fee	48.59	
			Total	1,101,926.79	0.00

EFTS

	Date	Vendor	Name / EFT #	Cleared	Outstanding
	06/29/16	8650	RILEY ASTILL PR 2016.06.30 02	5,164.44	
	06/30/16	8478	Jeremy S. Ellis PR 2016.06.30	1,299.18	
	06/30/16	8644	Devin Ellis PR 2016.06.30 05	950.00	
	06/30/16	8502	Clint Carnell PR 2016.06.30 09	15,806.61	
	06/30/16	8596	Doug Wilkes PR 2016.06.30 03	548.93	
	06/30/16	0465	Carol Freasier PR 2016.06.30 08	2,560.00	
	06/30/16	8595	Ariel Duke PR 2016.06.30 01	48.07	
	06/30/16	8476	Mark Houskeeper PR 2016.06.30 07	502.21	
	06/30/16	8647	SUREPAYROLL PR 2016.06.30 11	15,309.82	
	06/30/16	8363	Michael Dachman PR 2016.06.30 06	24.57	
	06/30/16	8649	DAVID GREEN PR 2016.06.30 10	10,000.00	

Perseon Medical
Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 07/31/16 Reconciliation date: 08/03/16

EFTS

	Date	Vendor	Name / EFT #	Cleared	Outstanding
	07/18/16	0465	Carol Freasier PR 07.15.2016 03	3,180.00	
	07/18/16	0505	Federal Express FEDEX 07.18.2016	165.70	
	07/18/16	8476	Mark Houskeeper PR 07.15.2016 04	940.96	
	07/18/16	8502	Clint Carnell PR 07.15.2016 09	21,693.60	
	07/18/16	8595	Ariel Duke PR 07.15.2016	30.00	
	07/18/16	8596	Doug Wilkes PR 07.15.2016 05	9,407.53	
	07/18/16	8644	Devin Ellis PR 07.15.2016 01	550.00	
	07/18/16	8647	SUREPAYROLL PR 07.15.2016 10	37,167.06	
	07/18/16	8649	DAVID GREEN PR 07.15.2016 08	18,011.90	
	07/18/16	8650	RILEY ASTILL PR 07.15.2016 07	5,046.62	
	07/18/16	8478	Jeremy S. Ellis PR 07.15.2016 02	1,172.96	
	07/25/16	0505	Federal Express FEDEX 07.25.2016	195.10	
	08/01/16	0673	Internal Revenue Service Q3 2015 720 PENALTY		279.18
	08/01/16	1528	Utah State Tax Comm Q2 2014 BALANCE DUE		13.39
	08/01/16	1528	Utah State Tax Comm Q2 2016 SALES/USE TAX		23.70
	08/01/16	1528	Utah State Tax Comm Q2 2015 LATE FEE		0.55
			Total	149,775.26	316.82

Perseon Medical
Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 07/31/16 Reconciliation date: 08/03/16

Statement beginning balance	1,314,933.11
Cleared deposits	170,211.20
Cleared charges	-1,101,926.79
Cleared credits	0.00
Cleared withdrawals	0.00
Cleared checks	-43,183.53
Cleared EFTs	-149,775.26
Calculated statement balance	190,258.73
Statement ending balance	190,258.73
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	190,258.73
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	-11,708.87
Outstanding EFTs	-316.82
Adjusted statement balance	178,233.04
General Ledger account balance as of 08/03/16	178,233.04
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

Analyzed Business Checking

Account number: [redacted]5217 ■ July 1, 2016 - July 31, 2016 ■ Page 1 of 1

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

BSD MEDICAL CORP
PERSEON CORPORATION
391 S CHIPETA WAY STE F
SALT LAKE CITY UT 84108-1265

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]5217	$4,665.12	$0.00	$0.00	$4,665.12

Daily ledger balance summary

Date	*Balance*
06/30	4,665.12

Average daily ledger balance **$4,665.12**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Perseon Medical
Reconciliation Report

Cash Account #2 [Payroll], Sorted by Check Date

Statement date: 06/30/16 Reconciliation date: 08/04/16

Statement beginning balance	4,665.12
Cleared deposits	0.00
Cleared charges	0.00
Cleared credits	0.00
Cleared withdrawals	0.00
Cleared checks	0.00
Cleared EFTs	0.00
Calculated statement balance	4,665.12
Statement ending balance	4,665.12
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	4,665.12
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	0.00
Outstanding EFTs	0.00
Adjusted statement balance	4,665.12
General Ledger account balance as of 08/04/16	4,665.12
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

Business High Yield Savings

Account number: [redacted]3458 ■ July 1, 2016 - July 31, 2016 ■ Page 1 of 3

WELLS FARGO

BSD MEDICAL CORP
391 S CHIPETA WAY STE F
SALT LAKE CITY UT 84108-1265

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

The plans you establish today will shape your business far into the future. The heart of the planning process is your business plan. Take the time now to build a strong foundation. Find out more at wellsfargoworks.com/plan.

Activity summary

Beginning balance on 7/1	$1,338.26
Deposits/Credits	1,100,122.23
Withdrawals/Debits	- 10.00
Ending balance on 7/31	**$1,101,450.49**
Average ledger balance this period	$959,402.77

Account number: [redacted]3458
BSD MEDICAL CORP
Utah account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 124002971
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$122.23
Average collected balance	$959,402.77
Annual percentage yield earned	0.15%
Interest earned this statement period	$122.23
Interest paid this year	$296.70

WELLS FARGO

Transaction history

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
7/5	Online Transfer Earn Interest Income Ref #Bbe2Vzjklc	1,100,000.00		1,101,338.26
7/29	Interest Payment	122.23		
7/29	Monthly Service Fee		10.00	1,101,450.49
Ending balance on 7/31				**1,101,450.49**
Totals		**$1,100,122.23**	**$10.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 07/01/2016 - 07/31/2016	Standard monthly service fee $10.00	You paid $10.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
· Minimum daily balance	$8,000.00	$1,338.26 ☐

The Monthly service fee summary fee period ending date shown above includes a Saturday, Sunday, or holiday which are non-business days. Transactions occurring after the last business day of the month will be included in your next fee period.
YP/YP

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

WELLS FARGO

General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

ENTER

A. The ending balance shown on your statement . . . . $ ________

ADD

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.
$ ________
$ ________
$ ________
+ $ ________

. . . . TOTAL $ ________

CALCULATE THE SUBTOTAL

(Add Parts A and B)

. . . . TOTAL $ ________

SUBTRACT

C. The total outstanding checks and withdrawals from the chart above . . . . - $ ________

CALCULATE THE ENDING BALANCE

(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register . . . . $ ________

Number	Items Outstanding	Amount

Total amount $ ________

Perseon Medical
Reconciliation Report

Cash Account #3 [Money Market], Sorted by Check Date
Statement date: 07/31/16 Reconciliation date: 08/03/16

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
7	07/05/16		To earn interest income	1,100,000.00	
8	07/29/16		Int Inc 7.2016	122.23	
			Total	1,100,122.23	0.00

WITHDRAWS

Txn#	Date		Description	Cleared	Outstanding
52019	07/29/16		7.2016 Svc Fee	10.00	
			Total	10.00	0.00

Perseon Medical
Reconciliation Report

Cash Account #3 [Money Market], Sorted by Check Date
Statement date: 07/31/16 Reconciliation date: 08/03/16

Statement beginning balance	1,338.26
Cleared deposits	1,100,122.23
Cleared charges	0.00
Cleared credits	0.00
Cleared withdrawals	-10.00
Cleared checks	0.00
Cleared EFTs	0.00
Calculated statement balance	1,101,450.49
Statement ending balance	1,101,450.49
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	1,101,450.49
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	0.00
Outstanding EFTs	0.00
Adjusted statement balance	1,101,450.49
General Ledger account balance as of 08/03/16	1,101,450.49
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

WELLS FARGO

WELLS FARGO® BUSINESS SECURED CARD

Prepared For	PERSEON CORPORATION CLINTON E CARNELL
Account Number	[redacted]593
Statement Closing Date	08/04/16
Days in Billing Cycle	29
Next Statement Date	09/06/16

Credit Line	$25,000
Available Credit	$0

For 24-Hour Customer Service Call:
800-225-5935

Inquiries or Questions:
WF Business Direct PO Box 29482
Phoenix, AZ 85038-8650

Payments:
Payment Remittance Center PO Box 6426
Carol Stream, IL 60197-6426

Payment Information

New Balance	$243.75
Current Payment Due (Minimum Payment)	**$25.00**
Current Payment Due Date	**08/25/16**

If you wish to pay off your balance in full: The balance noted on your statement is not the payoff amount. Please call 800-225-5935 for payoff information.

Account Summary

Previous Balance		-$110.17
Credits	-	$0.00
Payments	-	$0.00
Purchases & Other Charges	+	$353.92
Cash Advances	+	$0.00
Finance Charges	+	$0.00
New Balance	=	$243.75

This Account is closed to future transactions.

Rate Information

Your rate may vary according to the terms of your agreement.

TYPE OF BALANCE	ANNUAL INTEREST RATE	DAILY FINANCE CHARGE RATE	AVERAGE DAILY BALANCE	PERIODIC FINANCE CHARGES	TRANSACTION FINANCE CHARGES	TOTAL FINANCE CHARGES
PURCHASES	13.400%	.03671%	$0.00	$0.00	$0.00	$0.00
CASH ADVANCES	22.240%	.06093%	$0.00	$0.00	$0.00	$0.00
TOTAL				$0.00	$0.00	$0.00

Important Information

STATEMENT SAVINGS ACCOUNT BALANCE	$25,000.00
INTEREST PAID THIS CYCLE	$0.00
INTEREST PAID YEAR TO DATE	$0.00
LENGTH OF STATEMENT PERIOD (DAYS)	29
INTEREST RATE	0.00%

See reverse side for important information.

5596 0003 YTG 1 7 4 160804 0 C PAGE 1 of 4 10 8891 0200 BC16 01005596 34968

DETACH HERE

Perseon Medical
Reconciliation Report

Cash Account #5 [Wells Fargo Investment], Sorted by Check Date
Statement date: 07/31/16 Reconciliation date: 08/04/16

Statement beginning balance	25,000.00
Cleared deposits	0.00
Cleared charges	0.00
Cleared credits	0.00
Cleared withdrawals	0.00
Cleared checks	0.00
Cleared EFTs	0.00
Calculated statement balance	25,000.00
Statement ending balance	25,000.00
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	25,000.00
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	0.00
Outstanding EFTs	0.00
Adjusted statement balance	25,000.00
General Ledger account balance as of 08/04/16	25,000.00
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.